______________________________________________________________________________



                   SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, DC 20549
                             _______________

                                FORM 8-K

                             CURRENT REPORT
                 PURSUANT TO SECTION 13 OR 15(d) OF THE
                     SECURITIES EXCHANGE ACT OF 1934
                             _______________


            Date of Report (Date of earliest event reported):

                            July 15, 1996


                            TOYS "R" US, INC.
           (Exact Name of Registrant as Specified in Charter)


Delaware                        1-11609                   22-3260693
(State or Other              (Commission                (IRS Employer
Jurisdiction of              File Number)             Identification No.)
Incorporation)


                461 From Road, Paramus, New Jersey  07652
                (Address of Principal Executive Offices)


             Registrant's telephone number:  (201) 262-7800



______________________________________________________________________________

Item 5.    Other Events.

           This report relates to an arbitration award against the Registrant, which award was disclosed in the Press Release, dated July 15, 1996, filed as an exhibit hereto and incorporated by reference herein.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

           (c)   Exhibits.

                 20.  Press Release, dated July 15, 1996.

                               SIGNATURES


           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:     July 15, 1996


                                       TOYS "R" US, INC.



                                       By:   /s/ Louis Lipschitz
                                             Louis Lipschitz
                                             Executive Vice President
                                             and Chief Financial Officer

                            INDEX TO EXHIBITS


     Exhibit                                               Electronic (E)
     No.         Description                                 or Paper (P)
     ____________________________________________________________________

     20          Press Release, dated
                 July 15, 1996 . . . . . . . . . . . . . . . . . .  E
     ____________________________________________________________________